BLACKROCK FUNDS III

BlackRock Bond Index Fund

(the “Fund”)

Supplement dated April 30, 2015 to the Prospectus and Statement of Additional Information

of the Fund, each dated April 30, 2015

The Board of Trustees of BlackRock Funds III (the “Trust”) approved a change to the Fund’s name. These changes will become effective June 30, 2015.

Effective until June 30, 2015, the following changes are made to the Fund’s Prospectus and Statement of Additional Information:

Effective until June 30, 2015, all references to BlackRock U.S. Total Bond Index Fund are changed to BlackRock Bond Index Fund. Effective on June 30, 2015, the name of the Fund will be BlackRock U.S. Total Bond Index Fund. Effective until June 30, 2015, all references to U.S. Total Bond Index Master Portfolio are changed to Bond Index Master Portfolio. Effective on June 30, 2015, the name of the master portfolio in which the Fund invests its assets will be U.S. Total Bond Index Master Portfolio.

Shareholders should retain this Supplement for future reference.

PRSAI-BI-0415SUP